UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 14, 2006


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         1-7832                 75-1729843
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 (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                  817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

     The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Item on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     On December 14, 2006, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the third quarter ended November 25, 2006. A copy of this press release is attached hereto as
     Exhibit 99.1

Item 9.01       Financial Statements and Exhibits

                (d) Exhibits.

                Exhibit No.     Description

                99.1 Press release dated December 14, 2006 containing financial results for the third quarter ended November 25, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIER 1 IMPORTS, INC.
                                        --------------------


Date December 14, 2006                  By: /s/ Michael A. Carter
     -----------------                      ---------------------
                                            Michael A. Carter, Senior Vice
                                            President and General Counsel,
                                            Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1 Press release dated December 14, 2006 containing financial results for the third quarter ended November 25, 2006.